--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                      FORM 8-K/A

                                   AMENDMENT NO. 2
                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

            Date of Report (Date of Earliest Event Reported) June 12, 1998

                                      VDI MEDIA
                  (Exact Name of Registrant as Specified in Charter)

        California                   0-21917                  95-4272619
(State or Other Jurisdiction       (Commission)        (I.R.S. Identification)
     of Incorporation)             File Number)


         6920 Sunset Boulevard                                 90028
        Hollywood, California                                (Zip Code)
(Address of Principal Executive Offices)


                                    (323) 957-5500
                  Registrant's telephone number, including area code
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     The undersigned registrant (the "Registrant") hereby amends the following item of its Current Report on Form 8-K dated June 12, 1998 (the "Report") as follows:

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     The Registrant amends the information set forth in Item 7(c) of the Report and restates such item in its entirety as set forth below.

     (c)  Exhibits

          Exhibit 99: Consent of Independent Accountants

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf, the undersigned, thereunto duly authorized, in Los Angeles, California on September 3, 1998.


DATE: September 3, 1998              VDI Media



                                   By:  /s/ Donald Stine
                                        ----------------------------------------
                                        Name: Donald Stine
                                        Title: Chief Financial Officer